Business Acquisition	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Business Acquisition [Abstract]
Business Acquisition
16.	Business Acquisition

Acquisition of Debary Animal Clinic

On June 4, 2025, the Company and IVP FL Holding Company LLC, a wholly-owned subsidiary, entered into an asset purchase agreement with Joseph A. Suarez, DVM (the “Seller Parties”) to acquire substantially all of the assets of Debary Animal Clinic, a veterinary clinic. At the Closing, the Seller Parties delivered a duly executed assignment of the acquired assets, thereby selling, assigning, and transferring to the Company all rights, title, and interest in the assets of the practice.

The aggregate consideration paid by the Company for the acquisition of the business and real estate was approximately $1,942,500, consisting of: (a) $1,850,000 in cash and (b) $92,500 in restricted shares of the Company’s Class A common stock, calculated based on the closing price of the Company’s stock on the Nasdaq Capital Market on the trading day immediately prior to the Closing Date. In addition, the acquisition agreement includes a holdback arrangement for $114,500 in cash, which may be paid to the Sellers at the end of the first and second years following the acquisition, contingent upon the continued employment of the former owners and the achievement of specified revenue targets for each respective year. In accordance with ASC 805, Business Combinations, the holdback amount is excluded from the purchase price allocation and will be recognized as compensation expense for post-combination services as earned.

The Acquisition was accounted for as a business combination in accordance with ASC 805, with the Company as the accounting acquirer. Under this method of accounting, Debary Animal Clinic’s acquired assets are recorded at their estimated fair values as of the acquisition date. The excess of the purchase price over the estimated fair value of the net assets acquired is recognized as goodwill.

The following table summarizes the preliminary allocation of the purchase price to the assets acquired as of the acquisition date. These values are provisional and subject to adjustment during the measurement period (up to one year from the acquisition date) as additional information becomes available:

Closing Cash Consideration	$1,850,000
Closing Equity Consideration	92,500
Total Consideration	1,942,500

Inventory	40,000
Buildings	487,819
Land	148,500
Furniture, Fixtures & Equipment	200,000
Customer Lists	100,000
Goodwill	966,181
Total Consideration	$1,942,500

The company incurred acquisition costs included in general and administrative of $70,046 related to the business acquisition.

The preliminary fair values assigned to the customer list and fixed assets (including buildings, land, and furniture, fixtures, and equipment) are based on management’s initial estimates and have not yet been supported by independent third-party valuations or detailed internal analyses. These amounts are subject to change as the Company completes its valuation procedures and obtains additional information regarding the fair value of these assets. The final purchase price allocation may differ materially from these preliminary amounts, and any adjustments will be recognized retrospectively as required under ASC 805. The measurement period will not exceed one year from the acquisition date.

Goodwill is calculated as the excess of the total consideration transferred over the estimated fair value of the identifiable net assets acquired. The goodwill recognized in this transaction primarily reflects expected synergies from integrating the acquired operations, the assembled workforce, and other intangible assets that do not qualify for separate recognition. Goodwill is not deductible for tax purposes.

Any adjustments to the provisional amounts during the measurement period will be recognized retrospectively as if the accounting for the business combination had been completed at the acquisition date.

6.	Business acquisitions

Valley Veterinary Service

On November 8, 2023, the Company acquired the animal hospital and related assets of Valley Veterinary Service, Inc., a Pennsylvania corporation (“Valley Vet Practice”) by entering into an Asset Purchase Agreement (“Valley Vet APA”) with Michelle Bartus, VMD and Peter Nelson, VMD (“Valley Vet”) in exchange for the payment of $800,000 in cash, issuance of restricted shares of the Company’s Class A common stock equal to the quotient obtained by dividing $400,000 by the official closing price of one share of Class A common stock as reported by the Nasdaq Capital Market on the trading date immediately prior to the closing and a holdback agreement for $200,000 in cash that may be paid out at the end of the two year period following the acquisition based on continued employment by the two former owners and revenue targets for year 1 and year 2 following the effective date of the acquisition, which is not included in the consideration transferred through the Company’s wholly owned subsidiary IVP PA Holding Company, LLC. Simultaneously, the real estate operations (land and building) utilized by the Valley Vet animal hospital were purchased through a Real Estate Purchase Agreement in exchange for $590,000 from Valley Vet through the Company’s wholly owned subsidiary, IVP PA Properties, LLC.

The total consideration paid for the combined acquisitions from the Valley Vet animal hospital in the amount of $1,790,000 was accounted for as single business combinations, in accordance with ASC Topic 805. The Company will record the assets acquired and liabilities assumed at their respective fair values as of the acquisition date. Due to the timing of the acquisition, the Company’s purchase accounting related to the valuation of the inventory, fixed assets, intangible assets, goodwill and liabilities assumed is not yet complete and subject to revision.

Consideration:
Cash paid prior to the time of closing	$1,390,000
Consideration paid in Common Stock	400,000
Acquisition costs included in general and administrative	39,535

Recognized amounts of identifiable assets acquired
Inventory	74,405
Building	445,786
Land	144,214
Furniture, fixtures & equipment	64,058
Trademark (5-year life)	264,500
Non-compete agreement (2-year life)	44,000
Client list (5-year life)	220,000
Total identifiable net assets assumed	1,256,963
Goodwill	533,037
Total	$1,790,000

Pro-Forma Financial Information (Unaudited)

The following unaudited pro forma information presents the consolidated results of Valley Vet Practice included in the Company’s consolidated statement of operations for the year end December 31, 2023, as if the acquisitions were made on January 1, 2023. The unaudited pro forma information is presented for illustrative purposes only. It is not necessarily indicative of the results of operations of future periods, or the results of operations that actually would have been realized had the entities been a single company during the periods presented or the results that the combined company will experience after the acquisition. The unaudited pro forma information does not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma information also does not include any integration costs or remaining future transaction costs that the companies may incur related to the acquisition as part of combining the operations of the companies. As a result of the adjustment, $23,220 of amortization expense for the acquired intangible assets was applied in calculating the Net Loss, for the years ended December 31, 2023.

The unaudited pro forma consolidated results of revenue and net loss, assuming the acquisitions had occurred on January 1, 2023, is as follows:

Year Ended
December 31, 2023
Revenue	$18,438,565
Net loss	$(14,840,964)